                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, DC 20549

                              FORM 8-K

                           CURRENT REPORT
                Pursuant to section 13 or 15(d) of
                The securities exchange Act of 1934

   Date of Report (Date of earliest event reported) May 25, 2005

              NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
        (Exact name of registrant as specified in its charter)

                               Delaware
            (State or other jurisdiction of incorporation)

      333-104639-01                                        36-3731520
(Commission File Number)                       (IRS Employer Identification No.)

425 N. Martingale Road, Schaumburg, Illinois                  60173
  (Address of principal executive offices                   (Zip Code)

       Registrant's telephone number, including area code (630)753-4000

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              INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01   Other Events and Regulation FD Disclosure

On May 25, 2005 the  Registrant has caused to be  made available  by the
Trustee the monthly Servicer and  Settlement  Certificates for the Due Period
ended April 30, 2005, which are attached as Exhibit 20 hereto.

Item 9.01   Financial Statements, Proforma Financial Information and Exhibits.

    (c)  Exhibits:   See attached Exhibit Index.

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                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                               (Registrant)

Date:  June 6, 2005                      By: /s/PAUL MARTIN
                                                Paul Martin
                                                Vice President and Controller

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                                  FORM 8-K

                               EXHIBIT INDEX

Exhibit
Number
               Description

20             Monthly Servicer and Settlement Certificate #11, Series 2004-1
               made available on May 25, 2005

20(A)          5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #11

20(B)          5.34 The percentages and all other information calculated
               pursuant to Section 1.01 of the Supplement, Certificate #3

20(C)          Dealer Note Master Owner Trust Series Data for the
               May 25, 2005 Distribution Date

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                                                           EXHIBIT 20

                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 11
                                                    DEALER NOTE MASTER TRUST
                                                          DEALER NOTE
                                                   ASSET BACKED CERTIFICATES,
                                                         SERIES 2004-1

Under the Series  2004-1 Supplement  dated  as of  June 10, 2004 (the "Supplement") by and  among Navistar Financial Corporation,
("NFC"), Navistar Financial Securities  Corporation ("NFSC") and The Bank of New York, as trustee (the "Master Trust Trustee") to the  Pooling  and  Servicing  Agreement  dated as of June 8, 1995 (as  amended and  supplemented, the "Agreement") by  and  among
NFC, NFSC, and the Master Trust Trustee, the Master Trust Trustee is required to prepare certain information each month regarding current  distributions to  certain  accounts and  payments  to the  Series 2004-1 Certificateholders  as well as the  performance of the Master Trust during the previous month.  The information which is required to be prepared with respect to the Distribution
Date of May 25, 2005, the Transfer Date of May 24, 2005 and with respect to the performance of the  Master  Trust during the  Due
Period ended on April 30, 2005 and the Distribution Period ended May 25, 2005 is set forth below.  Certain of the  information is presented on the  basis of an  original  principal  amount of $1,000  per  Investor  Certificate.  Certain  other  information is presented  based on the  aggregate  amounts for the  Master  Trust as a  whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement and the Supplement.

      1 NFC is Servicer under the Agreement.

      2 The undersigned is a Servicing Officer.

      3 Master Trust Information.

    3.1 The amount of the Advance, if any, for the Due Period                               172,348.64

    3.2 The amount of ITEC Finance Charges for the Due Period                             3,795,038.84

    3.3 The average daily balance of Dealer Notes outstanding during the Due Period   1,115,403,780.46

    3.4 The total amount of Advance Reimbursements for the Due Period                             0.00

    3.5 The aggregate principal amount of Dealer Notes repaid during the Due Period     368,521,856.35

    3.6 The aggregate principal amount of Dealer Notes purchased by the Master Trust    438,611,764.10
        during the Due Period

    3.7 The amount of the Servicing Fee for the Due Period                                  972,134.94

    3.8 The average daily Master Trust Seller's Interest during the Due Period          154,176,666.67

    3.9 The Master Trust Seller's Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV of the Supplement)           166,510,000.00

   3.10 The aggregate amount of Collections for the Due Period                          467,938,281.55

   3.11 The aggregate amount of Finance Charge Collections for the Due Period             7,322,999.30

   3.12 The aggregate amount of Principal Collections for the Due Period                460,615,282.25

   3.13 The amount of Dealer Note Losses/(Recoveries) for the Due Period                          0.00

   3.14 The aggregate amount of Dealer Notes as of the last day of the Due Period     1,166,561,932.87

   3.15 The aggregate amount of funds on deposit in the Excess Funding Account as of the end of the last day of the Due Period (after giving effect to the transactions set forth in Article IV of the Supplement and Article IV
        of the Agreement)                                                                92,093,425.90

   3.16 Eligible Investments in the Excess Funding Account:
        a.  The aggregate amount of funds invested in Eligible Investments as of the     91,948,067.13
             end of the Due Period
        b.  Description of each Eligible Investment:                       JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                     2.68%
        d.  The rating of each such Eligible Investment                                       AAAm/Aaa

   3.17 The aggregate amount of Dealer Notes issued to finance OEM Vehicles,
        as of the end of the Due Period                                                  17,787,769.87

   3.18 The Dealers with the five largest aggregate outstanding principal amounts of Dealer Notes in the Master Trust as of the end of the Due Period:
        i)      Chicago International
        ii)     Nalley Motor Trucks
        iii)    Longhorn Bus Sales
        iv)     Wolfington Body Company
        v)      Lee Smith Inc.

   3.19 Aggregate amount of delinquent principal payments (past due greater than
        30 days)as a percentage of the total principal amount outstanding, as of
        the end of the Due Period                                                                0.06%

   3.20 The aggregate amount of Dealer Notes issued to finance used vehicles,
        as of the end of the Due Period                                                  60,893,345.59

   3.21 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the end of the last day of the Due Period (after giving effect
        to the transactions set forth in Article IV of the Supplement)                      102,077.21

   3.22 Eligible Investments in the Servicer Transition Fee Account:
        a.  The aggregate amount of funds invested in Eligible Investments                  101,852.61
        b.  Description of each Eligible Investment:                       JP Morgan Prime Money Market Fund
        c.  The rate of interest applicable to each such Eligible Investment                     2.68%
        d.  The rating of each such Eligible Investment                                       AAAm/Aaa

   3.23 The aggregate amount of funds on deposit in the Servicer Transition Fee
        Account as of the Distribution Date (after giving effect to the transactions set forth in Article IV of the Supplement and to the payments made on the
        Distribution Date)                                                                  100,000.00

    4.0 Series 2004-1 Information.

    4.1 The Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                         424,000,000.00

    4.2 The Adjusted Invested Amount as of the Distribution
        Date (after giving effect to the transactions set forth
        in Article IV of the Supplement and to the
        payments made on the Distribution Date)                                         462,160,000.00

    4.3 The amount of Seller's Invested Amount
         for the Due Period                                                            $166,510,000.00

    4.4 The amount of Series Allocable Dealer Notes Losses / (Recoveries)
         for the Due Period                                                                       0.00

    4.5 The amount of Series Allocable Finance Charge
        Collections for the Due Period                                                    2,547,398.60

    4.6 The amount of Series Allocable Principal Collections
        for the Due Period                                                              123,357,443.73

    4.7 The amount of Noteholder Allocated Dealer Note Losses / (Recoveries) for
        the Due Period                                                                            0.00

    4.8 The amount of Noteholder Available Interest Amounts
        for the Due Period                                                                2,275,336.43

    4.9 The amount of Noteholder Available Principal Amounts for
        the Due Period                                                                  110,179,378.78

   4.10 The aggregate amount of the Principal
        Shortfall, if any, for the Due Period                                                     0.00

   4.11 The aggregate amount of Seller Interest Amounts
        for the Due Period                                                                  272,062.17

   4.12 The aggregate amount of Seller's Principal Amounts
        for the Due Period                                                               13,174,574.99

   4.13 The Reassignment Amount as of the Transfer Date                                 424,000,000.00

   4.14 The Minimum Series Seller's
        Invested Amount as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                               50,880,000.00

   4.15 The Minimum Seller's
        Invested Amount as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                                        0.00

   4.16 The Minimum Series Seller's
        Interest as of the Distribution Date (after giving
        effect to the transactions set forth in Article IV
        of the Supplement)                                                               50,880,000.00

   4.17 The Series Allocation Percentage with respect to Series 2004-1 for
        the Due Period                                                                          34.79%

   4.18 The Noteholder Floating Allocation Percentage for the
        Due Period                                                                              89.32%

   4.19 The Noteholder Principal Allocation Percentage, if applicable,
        for the Due Period                                                                      89.32%

   4.20 The total amount to be distributed on the Series
        2004-1 Certificates on the Distribution Date                                      1,434,008.96

   4.21 The total amount, if any, to be distributed on the Series
        2004-1 Certificates on the Distribution Date
        allocable to the Invested Amount                                                          0.00

   4.22 The total amount, if any, to be distributed on
        the Series 2004-1 Certificates on the Distribution
        Date allocable to interest on the Series 2004-1
        Certificates                                                                        575,177.97

   4.23 The amount of the Investor Servicing Fee to be
        paid on such Distribution Date                                                      302,053.02

   4.24 The amount of Investment Income with respect to the Series 2004-1 Certificate
        for the Due Period                                                                   56,174.28

   4.25 The amount of Excess Interest Collections for the Due Period                        897,501.74

   4.26 The amount of Excess Interest Collections for the
        Due Period allocated to other Series                                                      0.00

   4.27 The amount of Noteholder Available Principal Amounts treated as Shared Principal Collections and allocated to other Series for the Due
        Period                                                                           21,892,023.15

   4.28 The amount of all Shared Principal Collections allocated to Series 2004-1
        for the Due Period                                                                        0.00

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                                                        NOTE STATEMENT
                                        MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 11
                                       NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                     SERIES 2004-1 NOTES

Under the  Series 2004-1  Indenture  Supplement  dated as of June 10, 2004 (the "Indenture Supplement") by and  among the  Navistar
Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and The Bank of New York, as trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain accounts and payments on the Series 2004-1 Notes as well as the performance of the Master Owner Trust during the previous month.  The information which is required to be  prepared with  respect to the  Payment Date of May 25, 2005,  the  Transfer  Date of May 24, 2005 and with respect to the performance of the Master Owner Trust during the Due Period ended on April 30, 2005 and the Distribution Period ended on May 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Note.  Certain other information is presented based on the aggregate amounts for the Master Owner Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture Supplement.

      5 Series 2004-1 Notes Information

    5.1 Series 2004-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
        Indenture Supplement and to payments made on the Payment Date).                        212,000,000.00

        Cumulative Reductions (Net of Reinstatements) of the Series 2004-1 Nominal
        Liquidation Amount, if any, as of the Transfer Date                                              0.00

    5.2 Series 2004-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2004-1
        Indenture Supplement and to payments made on the Payment Date).                        231,080,000.00

    5.3 Series 2004-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series
        2004-1 Indenture Supplement and to payments made on the Payment Date).                  19,080,000.00

        Series 2004-1 Target Overcollateralization Amount, if any, as of the Transfer Date      19,080,000.00

        Cumulative Reductions (Net of Reinstatements) of the Series 2004-1
        Overcollateralization Amount Deficiency, if any, as of the Transfer Date                         0.00

    5.4 Series 2004-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period                     0.00

    5.5 Series 2004-1 Allocated Interest Amounts for the Due Period                              1,137,668.22

    5.6 Series 2004-1 Allocated Principal Amounts for the Due Period                            55,089,689.39

    5.7 Series 2004-1 Noteholders Allocated Dealer Note Losses / (Recoveries) for
        the Due Period                                                                                   0.00

    5.8 Series 2004-1 Available Interest Amounts with respect to the Due Period                  1,167,790.04

    5.9 Series 2004-1 Available Principal Amounts with respect to the Due Period                55,089,689.39

   5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                      0.00

   5.11 Sellers Invested Amount for the Series 2004-1 Notes for the Due Period                  25,440,000.00

   5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                       0.00

   5.13 Unreimbursed reductions to the Series 2004-1 Collateral Amount, if any,
        for the Due Period                                                                               0.00

   5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
        Transfer Date                                                                          212,000,000.00

   5.15 Series 2004-1 Required Seller's Invested Amount as of the Payment Date                  25,440,000.00

   5.16 Series 2004-1 Controlled Accumulation Amount, if any, for the Due Period                         0.00

   5.17 Series 2004-1 Controlled Deposit Amount, if any, for the Due Period                              0.00

   5.18 Series Variable Allocation Percentage for the Due Period                                       50.00%

   5.19 Series Fixed Allocation Percentage for the Due Period                                          50.00%

   5.20 Total amount to be distributed on the Series 2004-1 Notes on the Payment Date              744,262.74

   5.21 Total amount, if any, to be distributed on the Series 2004-1 Notes on the
        Payment Date allocable to the Outstanding Principal Amount                                       0.00

   5.22 Total amount to be distributed on the Series 2004-1 Notes on the Payment
        Date allocable to interest on the Series 2004-1 Notes                                      575,177.97

   5.23 Series 2004-1 Servicing Fee to be paid on the Payment Date                                 169,084.77

 5.24.1 Series 2004-1 Investment Income                                                             26,052.45

 5.24.2 Series 2004-1 Principal Funding Account investment income                                        0.00

 5.24.3 Series 2004-1 Negative Carry Account investment income                                           0.00

 5.24.4 Series 2004-1 Interest Funding Account investment income                                         0.00

 5.24.5 Series 2004-1 Spread Account investment income                                               4,069.37

   5.25 Series Excess Available Interest Amounts for the Due Period                                423,527.30

   5.26 Excess Available Interest Amounts for the Due Period allocated to other
        Series of Notes                                                                                  0.00

   5.27 Excess Available Interest Amounts for the Due Period allocated to Series                         0.00
        of Investor Certificates

   5.28 Excess Available Principal Collections allocated from other series of Notes
        to Series 2004-1 for the Due Period                                                              0.00

   5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral
        Certificate for the due Period                                                          21,892,023.15

   5.30 Amount of Excess Available Principal Collections allocated to other
        Series of Notes for the Due Period                                                               0.00

   5.31 Cash Collateral Percentage as of the Transfer Date                                              6.75%

   5.32 Mismatch Amount for the Series 2004-1 Notes for the Due Period                                   0.00

   5.33 Reimbursement Amount for the Series 2004-1 Notes for the Due Period                              0.00

   5.34 Certain amounts and calculations referenced in the definition of Early
        Redemption Event.                                                                     See Exhibit "A"

      6 Account Information

    6.1 Series 2004-1 Spread Account Balance as of the Payment Date after giving effect
        to all withdrawals and deposits made on such Payment Date                                2,650,000.00

        Series 2004-1 Spread Account Required Amount, if any, as of the Payment Date
        after giving effect to all withdrawals and deposits made on such Payment Date            2,650,000.00

    6.2 Series 2004-1 Principal Funding Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                          0.00

    6.3 Series 2004-1 Negative Carry Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                          0.00

        Series 2004-1 Required Negative Carry Account Balance, if any, as of the
        Payment Date after giving effect to all withdrawals and deposits made on such
        Payment Date                                                                                     0.00

    6.4 Series 2004-1 Interest Funding Account Balance as of the Payment Date after
        giving effect to all withdrawals and deposits made on such Payment Date                          0.00

      7 Class A Notes Information

    7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                   200,000,000.00

    7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                   200,000,000.00

    7.3 Total amount to be distributed on the Class A Notes on the Payment Date                    536,771.67

    7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
        allocable to the Class A Outstanding Principal Amount                                            0.00

    7.5 Total amount to be distributed on the Class A Notes on the Payment Date
        allocable interest on the Class A Notes                                                    536,771.67

    7.6 Class A Monthly Interest for the Interest Period                                           536,771.67

      8 Class B Notes Information

    8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
        to the transactions made on such Payment Date                                           12,000,000.00

    8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
        effect to the transactions made on such Payment Date                                    12,000,000.00

    8.3 Total amount to be distributed on the Class B Notes on the Payment Date                     38,406.30

    8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
        Date allocable to the Class B Outstanding Principal Amount                                       0.00

    8.5 Total amount to be distributed on the Class B Notes on the Payment Date
        allocable interest on the Class B Notes                                                     38,406.30

    8.6 Class B Monthly Interest for the Interest Period                                            38,406.30

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                                                         NOTE STATEMENT
                                         MONTHLY SERVICER AND SETTLEMENT CERTIFICATE # 3
                                        NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST
                                                      SERIES 2005-1 NOTES

Under the Series 2005-1 Indenture Supplement dated as of February 28, 2005 (the "Indenture  Supplement") by and  among the  Navistar
Financial Dealer Note Master Owner Trust (the "Master Owner Trust") and The Bank of New York, as  trustee (the "Indenture Trustee"), the Indenture Trustee is required to prepare certain information each month regarding current distributions to certain  accounts and payments on the Series 2005-1 Notes as well as the performance of the Master Owner Trust during the previous month.  The information which is  required to be  prepared with  respect to the  Payment Date of May 25, 2005,  the  Transfer  Date of May 24, 2005 and with respect to the performance of the Master Owner Trust during the Due Period ended on April 30, 2005 and the Distribution Period ended on May 25, 2005 is set forth below.  Certain of the information is presented on the basis of an original principal amount of $1,000 per Note.  Certain other information is presented based on the aggregate amounts for the Master Owner Trust as a whole.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Indenture Supplement.

        5 Series 2005-1 Notes Information

      5.1 Series 2005-1 Nominal Liquidation Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series
          2005-1 Indenture Supplement and to payments made on the Payment Date).                212,000,000.00

          Cumulative Reductions (Net of Reinstatements) of the Series 2005-1 Nominal
          Liquidation Amount, if any, as of the Transfer Date                                             0.00

      5.2 Series 2005-1 Collateral Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series 2005-1
          Indenture Supplement and to payments made on the Payment Date).                       231,080,000.00

      5.3 Series 2005-1 Overcollateralization Amount as of the Transfer Date (after giving effect to the transactions set forth in Article III of the Series
          2005-1 Indenture Supplement and to payments made on the Payment Date).                 19,080,000.00

          Series 2005-1 Target Overcollateralization Amount, if any, as of the Transfer Date     19,080,000.00

          Cumulative Reductions (Net of Reinstatements) of the Series 2005-1
          Overcollateralization Amount Deficiency, if any, as of the Transfer Date                        0.00

      5.4 Series 2005-1 Allocated Dealer Note Losses / (Recoveries) for the Due Period                    0.00

      5.5 Series 2005-1 Allocated Interest Amounts for the Due Period                             1,137,668.22

      5.6 Series 2005-1 Allocated Principal Amounts for the Due Period                           55,089,689.39

      5.7 Series 2005-1 Noteholders Allocated Dealer Note Losses / (Recoveries)
          for the Due Period                                                                              0.00

      5.8 Series 2005-1 Available Interest Amounts with respect to the Due Period                 1,167,314.75

      5.9 Series 2005-1 Available Principal Amounts with respect to the Due Period               55,089,689.39

     5.10 Shortfall in Series Available Principal Amounts, if any, for the Due Period                     0.00

     5.11 Sellers Invested Amount for the Series 2005-1 Notes for the Due Period                 25,440,000.00

     5.12 Shortfall in Series Available Interest Amounts, if any, for the Due Period                      0.00

     5.13 Unreimbursed reductions to the Series 2005-1 Collateral Amount, if any,
          for the Due Period                                                                              0.00

     5.14 Nominal Liquidation Amount plus Accrued and Unpaid Interest as of the
          Transfer Date                                                                         212,000,000.00

     5.15 Series 2005-1 Required Seller's Invested Amount as of the Payment Date                 25,440,000.00

     5.16 Series 2005-1 Controlled Accumulation Amount, if any, for the Due Period                        0.00

     5.17 Series 2005-1 Controlled Deposit Amount, if any, for the Due Period                             0.00

     5.18 Series Variable Allocation Percentage for the Due Period                                      50.00%

     5.19 Series Fixed Allocation Percentage for the Due Period                                         50.00%

     5.20 Total amount to be distributed on the Series 2005-1 Notes on the Payment Date             725,862.74

     5.21 Total amount, if any, to be distributed on the Series 2005-1 Notes on the
          Payment Date allocable to the Outstanding Principal Amount                                      0.00

     5.22 Total amount to be distributed on the Series 2005-1 Notes on the Payment
          Date allocable to interest on the Series 2005-1 Notes                                     556,777.97

     5.23 Series 2005-1 Servicing Fee to be paid on the Payment Date                                169,084.77

   5.24.1 Series 2005-1 Investment Income                                                            26,052.45

   5.24.2 Series 2005-1 Principal Funding Account investment income                                       0.00

   5.24.3 Series 2005-1 Negative Carry Account investment income                                          0.00

   5.24.4 Series 2005-1 Interest Funding Account investment income                                        0.00

   5.24.5 Series 2005-1 Spread Account investment income                                              3,594.08

     5.25 Series Excess Available Interest Amounts for the Due Period                               441,452.01

     5.26 Excess Available Interest Amounts for the Due Period allocated to other
          Series of Notes                                                                                 0.00

     5.27 Excess Available Interest Amounts for the Due Period allocated to Series                        0.00
          of Investor Certificates

     5.28 Excess Available Principal Collections allocated from other series of Notes
          to Series 2005-1 for the Due Period                                                             0.00

     5.29 Amount of Shared Principal Collections allocated to Series 2004-1 Collateral
          Certificate for the Due Period                                                         21,892,023.15

     5.30 Amount of Excess Available Principal Collections allocated to other
          Series of Notes for the Due Period                                                              0.00

     5.31 Cash Collateral Percentage as of the Transfer Date                                             6.75%

     5.32 Mismatch Amount for the Series 2005-1 Notes for the Due Period                                  0.00

     5.33 Reimbursement Amount for the Series 2005-1 Notes for the Due Period                             0.00

     5.34 Certain amounts and calculations referenced in the definition of Early
          Redemption Event.                                                                    See Exhibit "A"

        6 Account Information

      6.1 Series 2005-1 Spread Account Balance as of the Payment Date after giving
          effect to all withdrawals and deposits made on such Payment Date                        2,650,000.00

          Series 2005-1 Spread Account Required Amount, if any, as of the Payment Date
          after giving effect to all withdrawals and deposits made on such Payment Date           2,650,000.00

      6.2 Series 2005-1 Principal Funding Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                         0.00

      6.3 Series 2005-1 Negative Carry Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                         0.00

          Series 2005-1 Required Negative Carry Account Balance, if any, as of the
          Payment Date after giving effect to all withdrawals and deposits made on such
          Payment Date                                                                                    0.00

      6.4 Series 2005-1 Interest Funding Account Balance as of the Payment Date after
          giving effect to all withdrawals and deposits made on such Payment Date                         0.00

        7 Class A Notes Information

      7.1 Class A Outstanding Principal Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                  200,000,000.00

      7.2 Class A Nominal Liquidation Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                  200,000,000.00

      7.3 Total amount to be distributed on the Class A Notes on the Payment Date                   521,771.67

      7.4 Total amount, if any, to be distributed on the Class A Notes on the Payment Date
          allocable to the Class A Outstanding Principal Amount                                           0.00

      7.5 Total amount to be distributed on the Class A Notes on the Payment Date
          allocable interest on the Class A Notes                                                   521,771.67

      7.6 Class A Monthly Interest for the Interest Period                                          521,771.67

        8 Class B Notes Information

      8.1 Class B Outstanding Principal Amount as of the Payment Date after giving effect
          to the transactions made on such Payment Date                                          12,000,000.00

      8.2 Class B Nominal Liquidation Amount as of the Payment Date after giving
          effect to the transactions made on such Payment Date                                   12,000,000.00

      8.3 Total amount to be distributed on the Class B Notes on the Payment Date                    35,006.30

      8.4 Total amount, if any, to be distributed on the Class B Notes on the Payment
          Date allocable to the Class B Outstanding Principal Amount                                      0.00

      8.5 Total amount to be distributed on the Class B Notes on the Payment Date
          allocable interest on the Class B Notes                                                    35,006.30

      8.6 Class B Monthly Interest for the Interest Period                                           35,006.30

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                                                 EXHIBIT 20(A)
                                              Series 2004-1 Notes

5.34     The  percentages  and  all  other  information  calculated  pursuant  to  the
         Definition at  Early  Redemption  Events  as  specified  in  Section  1.01 of
         The Series 2004-1 Indenture Supplement

         "Early Redemption Events" means, with  respect  to the  Series 2004-1 Notes, each of the Early Amortization Events specified in  Section 9.01 of  the  Pooling and
Servicing Agreement, as  supplemented by the  Series  Supplement, plus  each  of  the following:

(A)      failure  on  the  part of the  Seller (i) to  make  any  payment, distribution  or deposit required under the Pooling  and  Servicing  greement  or  the  Series
              Supplement within five Business Days after  the Due  Date or (ii) to  observe or perform in any material respect any other material covenants or agreements
              of the Seller, which failure has a material adverse effect on the Series 2004-1    __No__
              Noteholders and which continues  unremedied  for a  period  of 60  days after written  notice of such  failure  shall have  been given to the Seller by the
              Indenture  Trustee or to the  Seller and the  Indenture Trustee by any Holder
              of the Series 2004-1 Notes;

(B)      any representation  or  warranty  made  by  the  Seller  pursuant  to the  Pooling and  Servicing  Agreement or  any  information  contained in the  schedule of
              Dealer  Notes  delivered  thereunder or the Series  Supplement shall prove to have  been  incorrect in any  material  respect  when made or when delivered, which  representation,  warranty  or  schedule, or  the  circumstances  or condition  that  caused  such  representation,  warranty  or  schedule  to be incorrect,  continues  to  be  incorrect  or uncured  in any material respect
              for a  period of 60 days  after  written  notice  of such  incorrectness shall     __No__
              have been  given to the  Seller by the Indenture Trustee or to the Seller and
              the  Indenture  Trustee  by  any  Holder  of the Series 2004-1 Notes and as a
              result of which the interests of the Series 2004-1 Noteholders are materially
              and  adversely  affected,  provided,  however,  that  an   Early  Redemption
              Event  shall  not  be  deemed to  occur if the  Seller  has  repurchased  the related  Dealer  Notes  or  all such Dealer Notes, if applicable, during such period  in  accordance  with  the  provisions  of  the  Pooling and Servicing
              Agreement;

(C)      any of   the   Seller,  ITEC,  NIC  or  NFC  shall  file  a  petition   commencing
              a voluntary  case  under  any  chapter of the federal bankruptcy laws; or the
              Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement,  adjustment or  composition  under any other  similar applicable federal law, or shall consent to the filing of any such petition,  answer  or consent;  or  the  Seller,  ITEC,  NIC  or  NFC  shall  appoint, or consent to
              the  appointment of a  custodian,  receiver,  liquidator,  trustee, assignee,      __No__
              sequestrator  or  other  similar  official  in  bankruptcy or insolvency of it or  of  any  substantial  part  of  its  property;  or  the  Seller, ITEC, NIC or  NFC  shall  make an  assignment  for the  benefit  of  creditors, or shall admit in  writing its inability to pay its debts generally as they become due;

(D)      any order  for   relief  against  any  of  the  Seller,  ITEC,  NIC  or  NFC  shall have  been  entered  by a court  having  jurisdiction  in  the  premises  under
              any  chapter of the  federal  bankruptcy  laws, and  such  order  shall   have
              continued  undischarged or  unstayed  for  a  period  of 120 days; or a decree or order  by a  court  having  jurisdiction in the  premises  shall  have been entered  approving  as  properly  filed  a  petition  seeking  reorganization, arrangement,  adjustment, or  composition  of  the  Seller, ITEC, NIC  or  NFC under  any  other  similar  applicable  federal  law, and such decree or order
              shall  have  continued  undischarged  or  unstayed  for a  period  of 120 days;    __No__
              or a decree or order of a court having jurisdiction in the premises for the appointment  of  a  custodian,  receiver,  liquidator,  trustee,  assignee,
              sequestrator  or  other   similar  official in bankruptcy or insolvency of the
              Seller, ITEC, NIC or NFC of any substantial part of their property, or for  the  winding up or liquidation of their affairs, shall have been entered, and  such  decree  or  order  shall  have  remained  in  force undischarged or unstayed for a period of 120 days;

(E)      the Seller shall  become  legally  unable  for  any reason to transfer Dealer Notes
              to the  Master  Trust in  accordance with  the  provisions  of the Pooling and     __No__
              Servicing Agreement;

(F)      on any Transfer  Date, after  giving  effect  to  allocations  to  be  made on that
              Transfer  Date (including  payments to be made  on the related Payment Date),
              the  Series  2004-1   Target  Overcollateralization  Amount  exceeds   the
              Series  2004-1  Overcollateralization  Amount  by  more  than   the
              Series  2004-1  Overcollateralization  Amount  Shortfall  Trigger;  provided,
              however,  that if  such  shortfall was caused by an  Excess  Cash  Collateral      __No__
              Event, the  Seller  shall  have  a  six  month  period  during which an Early
              Redemption  Event  shall  not  occur  if the foregoing condition is satisfied
              by  calculating   the  Series  2004-1  Nominal  Liquidation  Amount  after
              subtracting  the  amount on deposit in  the Series 2004-1 Principal Funding
              Account in respect of the Series 2004-1 Notes;

(G)      any Servicer  Termination  Event  shall  occur (i)  which would  have a  material
              adverse  effect  on the  Series 2004-1  Noteholders  and (ii) for  which the       __No__
              Servicer has received a notice of termination;

(H)      on any Determination Date, as of the last  day of the  preceding  Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the aggregate principal balance of
              Dealer   Notes   held  by  the   Master   Trust  on   that   last  day;
              Aggregate  Principal  Dealer  Note  Balance  which  was  advanced  against
              Financed  Vehicles  which  are  Used  Vehicles  exceeds  25%  of  the
              Aggregate Principal Balance of all Dealer Notes?                                    __No__

              Used Financed Vehicle Ratio: 5.02%

(I)      on any  Determination  Date,  the  quotient of (i) the  product of (a) the sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average principal  amount of Dealer  Notes  outstanding  during such  Due
              Periods ("Turnover") is less than 1.7;
              Turnover Ratio less than 1.7?
                                                                                                  __No__
                           Turnover Ratio:  3.78

(J)      the Series 2004-1 Outstanding Principal Amount is not repaid by the
              Expected Principal Payment Date;                                                    __No__

(K)      the Issuer  becomes  an "investment  company"  within  the  meaning  of  the
              Investment  Company  Act  of  1940, as  amended, and  is not exempt from            __No__
              compliance with that Act;

(L)      the occurrence of an Event of Default under the Indenture;                               __No__

(M)      the delivery  by  the  Seller to the  Master Trust Trustee of a notice stating
             that the Seller shall no longer continue to sell Dealer Notes to the Master          __No__
             Trust commencing on the date specified in such notice;

(N)      the Average Coverage Differential shall be equal  to  or  less than  negative two  percent (-2%) on  each of  three  consecutive  Determination  Dates;
             Average Coverage  Differential shall be  equal to or less  than  negative
             Two  percent (-2.00%) on  each  of  three  consecutive  Determination                __No__
             Dates?

                           2 Months Past:   3.55%
                            1 Month Past:   3.33%
                           Current Month:   3.78%

(O)       on any  Determination   Date,  the  quotient  of (i) the  sum  of   Dealer  Note
             Losses for each of the related Due Period and the five immediately  preceding
             Due Periods and (ii) the sum of Principal Collections for each of the related
             Due  Period  and  the  five  immediately  preceding  Due  Periods, is greater than or equal to one percent (1%);
             Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?

                           Dealer Note Loss Ratio:   0.00%                                        __No__

(P)        at the  end  of  any  Due  Period, the  Seller's Invested  Amount  is  reduced  to an amount  less  than  the  Minimum  Seller's  Invested  Amount and  the Seller
              has  failed  to  assign  additional Dealer Notes to the Master Trust or deposit cash  into  the  Excess  Funding  Account, the  Series 2004-1 Principal Funding
              Account or  any  other  principal  funding  account  with  respect to any other series  in the  amount  of  such  deficiency within ten Business Days following
              the  end of  such  Due  Period;  provided, however, that if such deficiency was     __No__
              caused  by  an  Excess  Cash  Collateral  Event,  the  Seller  shall have a six month  period  during  which  an  Early  Redemption  Event  shall  not occur if the  foregoing  condition is satisfied by calculating the Series 2004-1 Nominal
              Liquidation  Amount  after  subtracting  the  amount on  deposit  in the Series
              2004-1  Principal  Funding  Account  in respect of the Series 2004-1 Notes; and

(Q)        failure on the  part  of  ITEC to  make a deposit in the Interest Deposit Account required  by  the terms of  the Interest  Deposit  Agreement on or before the
              date occurring five Business Days after the date such deposit is required           __No__
              by the Interest Deposit Agreement to be made

               In the case of any event described in clauses (A), (B) or (G) above, an Early
         Redemption  Event  with  respect  to  Series 2004-1  Notes  shall be deemed to have occurred  only  if, after  the  applicable grace period described in those clauses, if  any, either  the  Indenture  Trustee  or  Series  2004-1  Noteholders  holding
         Series  2004-1  Notes  evidencing  more  than  50% of the Series 2004-1 Outstanding
         Principal  Amount by  written  notice to the Seller, the Servicer, the Master Trust
         Trustee and, if given by Series 2004-1 Noteholders, the Indenture  Trustee, declare that an  Early  Redemption  Event has  occurred  as of  the  date of  that  notice.
         In  the case of any  Early  Redemption  Event  that is also an  Early  Amortization
         Event  as  described in the  Series Supplement or any event other than clauses (A),
         (B) or (G) described  above, an  Early  Redemption  Event  with  respect  to  the
         Series  2004-1  Notes shall be  deemed to have occurred without any notice or other action  on  the  part  of the  Indenture  Trustee  or the Series 2004-1 Noteholders
         immediately upon the occurrence of that event.

------------------------------------------------------------------------------------------------------------------------------------

                                           EXHIBIT 20(B)
                                        Series 2005-1 Notes

5.34     The percentages and all other information calculated pursuant to the
         Definition at Early Redemption Events as specified in Section 1.01 of
         The Series 2005-1 Indenture Supplement

         "Early  Redemption  Events" means, with  respect to the Series  2005-1  Notes, each  of  the  Early  Amortization Events specified in  Section 9.01 of the Pooling and
Servicing  Agreement, as  supplemented  by  the  Series  Supplement, plus  each  of the following:

(A)      failure on  the  part of  the Seller (i) to make  any  payment, distribution  or deposit  required under  the Pooling and Servicing Agreement or the  Series
              Supplement within  five Business Days after the Due Date or (ii) to observe or perform in any material respect any other material covenants or agreements
              of the Seller, which failure has a material adverse effect on the Series 2005-1    __No__
              Noteholders  and  which  continues  unremedied for a period of 60 days after written  notice of  such  failure shall have been given to the Seller by the
              Indenture  Trustee or to the  Seller and the Indenture Trustee by any Holder
              of the Series 2005-1 Notes;

(B)      any representation  or  warranty  made by the  Seller  pursuant  to  the  Pooling and  Servicing  Agreement or  any  information  contained in the schedule of
              Dealer  Notes  delivered  thereunder or the Series Supplement shall prove to have  been  incorrect  in any  material respect when made or when delivered, which  representation, warranty  or  schedule, or  the  circumstances  or condition  that  caused  such  representation,  warranty or  schedule  to be incorrect,  continues to be  incorrect or  uncured in any  material  respect
              for a  period of 60  days  after  written notice of such incorrectness shall       __No__
              have  been given to the Seller by the Indenture Trustee or to the Seller and
              the  Indenture  Trustee by any  Holder of the  Series  2005-1 Notes and as a
              result of which the interests of the Series 2005-1 Noteholders are materially and  adversely  affected,  provided,  however,  that  an  Early  Redemption
              Event  shall  not  be  deemed  to  occur if the  Seller has repurchased the related  Dealer  Notes or all such Dealer Notes, if applicable, during such period  in  accordance  with the  provisions of the  Pooling  and Servicing
              Agreement;

(C)      any of  the  Seller,  ITEC,  NIC  or  NFC  shall  file  a  petition   commencing
              a voluntary  case  under any chapter of the federal bankruptcy laws; or the
              Seller or NFC shall file a petition or answer or consent seeking reorganization, arrangement,  adjustment or composition  under any other similar applicable federal law, or shall consent to the filing of any such petition, answer or consent; or  the  Seller,  ITEC,  NIC or  NFC  shall appoint, or consent to
              the  appointment of a  custodian,  receiver,  liquidator, trustee, assignee,      __No__
              sequestrator or other similar official in bankruptcy or  insolvency  of  it or of  any  substantial  part  of its  property; or  the  Seller, ITEC, NIC or  NFC  shall  make  an  assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(D)      any order  for  relief  against  any  of  the Seller, ITEC, NIC  or  NFC  shall have  been  entered  by a  court having jurisdiction in the premises under any chapter  of  the  federal  bankruptcy  laws, and such order shall have continued  undischarged  or unstayed for a period of 120 days; or a decree or order  by a  court  having jurisdiction in the premises shall have been entered  approving  as  properly  filed a petition seeking reorganization, arrangement, adjustment, or  composition  of the  Seller, ITEC, NIC or NFC under any  other  similar applicable federal law, and such decree or order
              shall  have continued  undischarged  or  unstayed for a period of 120 days;       __No__
              or a decree or order of a court having jurisdiction in the premises for the appointment  of  a  custodian,  receiver,  liquidator,  trustee,  assignee, sequestrator or other similar official in  bankruptcy or  insolvency of the
              Seller, ITEC, NIC or NFC of  any  substantial part of  their  property,  or for the winding up or liquidation of their affairs, shall have been entered, and  such  decree or  order  shall  have  remained in force undischarged or unstayed for a period of 120 days;

(E)      the Seller shall become legally unable for any reason to transfer Dealer Notes
              to the Master Trust in accordance with the  provisions of the  Pooling and        __No__
              Servicing Agreement;

(F)      on any Transfer  Date, after  giving  effect to  allocations  to be made on that
              Transfer Date (including payments to be made on the related Payment Date), the  Series  2005-1  Target  Overcollateralization  Amount  exceeds  the
              Series  2005-1  Overcollateralization  Amount  by  more  than  the
              Series  2005-1  Overcollateralization  Amount Shortfall Trigger; provided,
              however, that  if  such shortfall  was  caused  by an Excess Cash Collateral     __No__
              Event, the  Seller  shall  have a six month period during which  an  Early
              Redemption Event shall not occur if the foregoing condition is satisfied by  calculating  the  Series  2005-1  Nominal  Liquidation  Amount  after subtracting the amount on deposit in the Series 2005-1 Principal  Funding
              Account in respect of the Series 2005-1 Notes;

(G)      any Servicer  Termination  Event  shall  occur (i) which  would  have a  material
              adverse  effect  on  the  Series  2005-1  Noteholders and (ii) for which the      __No__
              Servicer has received a notice of termination;

(H)      on any  Determination  Date, as of the last day of the  preceding Due Period, the aggregate principal balance amount of Dealer Notes owned by the Master Trust relating to used vehicles exceeds 25% of the  aggregate principal balance of
              Dealer    Notes    held  by  the  Master   Trust  on  that   last  day;
              Aggregate  Principal  Dealer  Note  Balance  which  was  advanced  against
              Financed  Vehicles   which  are  Used  Vehicles   exceeds   25%  of  the
              Aggregate Principal Balance of all Dealer Notes?                                  __No__

              Used Financed Vehicle Ratio: 5.02%

(I)      on any Determination  Date,  the  quotient  of (i) the  product of (a) the sum of Dealer Note Collections for each of the related Due Period and the two immediately preceding Due Periods and (b) four, divided by (ii) the daily average principal amount of Dealer  Notes  outstanding  during  such  Due
              Periods ("Turnover") is less than 1.7;
              Turnover Ratio less than 1.7?
                                                                                                __No__
                           Turnover Ratio:  3.78

(J)      the Series  2005-1  Outstanding  Principal  Amount  is  not  repaid  by  the
              Expected Principal Payment Date;                                                  __No__

(K)      the Issuer  becomes  an  "investment  company"  within  the  meaning  of the
              Investment  Company  Act of 1940, as  amended, and  is  not  exempt from          __No__
              compliance with that Act;

(L)      the occurrence  of  an  Event  of  Default  under  the  Indenture;                     __No__

(M)      the delivery by  the  Seller to the  Master Trust  Trustee of a  notice stating
              that the Seller shall no longer continue to sell Dealer Notes to the Master       __No__
              Trust commencing on the date specified in such notice;

(N)      the Average Coverage Differential shall  be equal to or less than negative two percent (-2%) on each of three  consecutive  Determination Dates;
              Average Coverage Differential shall be equal to or less than negative
              Two percent (-2.00%) on each of three consecutive Determination                   __No__
              Dates?

                           2 Months Past:   3.55%
                            1 Month Past:   3.33%
                           Current Month:   3.78%

(O)      on any  Determination   Date,  the   quotient of (i) the  sum  of   Dealer   Note
              Losses for each of the related Due Period and the five immediately  preceding
              Due Periods and (ii) the sum of Principal Collections for each of the related
              Due Period  and  the  five  immediately  preceding  Due  Periods, is  greater than or equal to one percent (1%);
              Dealer Note Loss Ratio greater than or equal to one percent (1.00%)?

                           Dealer Note Loss Ratio:   0.00%                                      __No__

(P)      at the  end  of  any  Due  Period, the  Seller's  Invested  Amount is  reduced to an amount  less  than  the  Minimum Seller's  Invested Amount and the Seller has failed to assign additional  Dealer Notes to the Master Trust or deposit cash into the Excess  Funding  Account, the  Series 2005-1 Principal Funding
              Account or any  other  principal  funding  account with respect to any other series in the  amount of such  deficiency within ten Business Days following
              the end of  such Due  Period; provided, however, that if such deficiency was      __No__
              caused by  an  Excess  Cash  Collateral  Event, the  Seller shall have a six month period  during  which an  Early  Redemption  Event  shall not occur if the foregoing condition is satisfied by calculating the Series 2005-1 Nominal
              Liquidation  Amount  after  subtracting  the amount on deposit in the Series
              2005-1 Principal  Funding Account in respect of the Series 2005-1 Notes; and

(Q)       failure on the part of ITEC to make a deposit in the  Interest  Deposit  Account required by the  terms of the  Interest Deposit  Agreement on or  before the
              date occurring  five Business Days after the date  such  deposit is required      __No__
              by the Interest Deposit Agreement to be made

              In the case of any event described in clauses (A), (B) or (G) above, an Early
         Redemption  Event  with  respect  to  Series  2005-1 Notes shall be deemed to have occurred  only if, after the  applicable  grace period described in those clauses, if  any, either  the  Indenture  Trustee  or  Series  2005-1  Noteholders  holding
         Series  2005-1  Notes  evidencing  more than 50% of the  Series 2005-1 Outstanding
         Principal  Amount  by written notice to the Seller, the Servicer, the Master Trust
         Trustee and, if given by Series 2005-1 Noteholders, the Indenture Trustee, declare that  an  Early  Redemption  Event  has  occurred  as of the  date of that notice.
         In the case of any  Early  Redemption  Event  that is also an  Early  Amortization
         Event as  described  in the Series Supplement or any event other than clauses (A),
         (B) or (G) described  above, an  Early  Redemption  Event  with  respect  to  the
         Series  2005-1 Notes  shall be deemed to have occurred without any notice or other action  on  the  part of  the  Indenture  Trustee or the Series 2005-1 Noteholders
         immediately upon the occurrence of that event.

====================================================================================================================================

                                                 EXHIBIT 20(C)

                              Navistar Financial Dealer Note Master Owner Trust
                                               Notes Series Data
                                   for the May 25, 2005 Distribution Date

                                                             2004-1           2005-1            Total
 1. Aggregate amount of Collections                      56,227,357.60     56,227,357.60    112,454,715.21
    Allocated Interest Amounts for the Due Period         1,137,668.22      1,137,668.22      2,275,336.43
    Allocated Principal Amounts for the Due Period       55,089,689.39     55,089,689.39    110,179,378.78
    Allocation From / (To) Other Series                           0.00              0.00              0.00

 2. Series Fixed Allocation Percentage for the Due Period       50.00%            50.00%         100.0000%
    Series Variable Allocation Percentage for the Due Period    50.00%            50.00%        N/A
    Principal Allocation Percentage                         N/A               N/A               N/A

 3. Total amount distributed (without Servicing Fee)        575,177.97        556,777.97      1,131,955.94

 4. Total amount of such distribution allocable
    to the Outstanding Principal Amount                           0.00              0.00              0.00

 5. Total amount of such distribution allocable
    to interest on the Series Notes                         575,177.97        556,777.97      1,131,955.94

 6. Series Allocated Dealer Note Losses                           0.00              0.00              0.00

 7. Recoveries on Dealer Note Losses                              0.00              0.00              0.00

 8. Amount of Series Allocated Dealer Note Losses / (Recoveries)  0.00              0.00              0.00
    - Noteholder portion of Dealer Note Losses / (Recoveries)     0.00              0.00              0.00
    - Seller portion of Dealer Note Losses / (Recoveries)         0.00              0.00              0.00

 9. Draw Amount                                             N/A               N/A               N/A

10. Investor Charge Offs                                    N/A               N/A               N/A

11. Reimbursement of Investor Charge Offs                   N/A               N/A               N/A

12. Monthly Servicing Fee
    -   Series Allocation  -  Servicing Fee                 169,084.77        169,084.77        338,169.53
    -   Noteholder Servicing Fee                            151,026.51        151,026.51        302,053.02
    -   Seller Servicing Fee                                 18,058.25         18,058.25         36,116.51

13. Controlled Accumulation Amount                                0.00              0.00              0.00

14. Nominal Liquidation Amt prior to Distribution Date  212,000,000.00    212,000,000.00    424,000,000.00
    Nominal Liquidation Amount after Distribution Date  212,000,000.00    212,000,000.00    424,000,000.00

15. Nominal Liquidation Amount                          212,000,000.00    212,000,000.00    424,000,000.00
    Overcollateralization Amount                         19,080,000.00     19,080,000.00     38,160,000.00
    Negative Carry Account Balance                                0.00              0.00              0.00
    Other                                                         0.00              0.00              0.00
    Collateral Amount                                   231,080,000.00    231,080,000.00    462,160,000.00

    Required Excess Seller's Interest                       N/A               N/A               N/A

16. Beginning Spread Account Balance                      2,650,000.00      2,650,000.00      5,300,000.00
        Withdrawals from Spread Account (-) Interest         (4,069.37)        (3,594.08)        (7,663.45)
        Deposits to Spread Account (+) Interest               4,069.37          3,594.08          7,663.45
    Spread Account Balance as of the close of
    business on the Distribution date                     2,650,000.00      2,650,000.00      5,300,000.00

17. Series Principal Funding Account Balance                      0.00              0.00              0.00

18. Delinquency on Serviced Portfolio
                                         30 - 59 Days                                              0.0237%
                                         60 - 89 Days                                              0.0003%
                                            90+  Days                                              0.0361%

19. Master Owner Trust Receivables Balance                                                           $0.00
    Master Trust Receivables Balance                                                     $1,166,561,932.87

====================================================================================================================================